CONSULTING AGREEMENT

      This Consulting Agreement ("Agreement") by and between English Language Learning and Instruction System, Inc., a Delaware corporation (the "Company"), and Dr. Frank Otto (the "Consultant") is made and entered into as of March 18, 2005.

                             RECITAL

     WHEREAS, the Company desires to engage the services of the Consultant, and the Consultant is willing to render services to the Company, each upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consulting Services. The Company hereby agrees to retain the Consultant as a consultant to the Company, and the Consultant hereby agrees to act as a consultant to the Company, to advise and consult in matters for which his knowledge and experience qualify him to render valuable services to the Company, as directed from time to time by the Company. The Consultant shall report directly to the Chief Executive Officer of the Company.

     2. Term. The Consultant began providing the services hereunder on January 1, 2005 and shall continue to provide the services hereunder (such time period being hereinafter referred to as the "Term") until the earlier of:

          (a)  December 31, 2007;

          (b)  the death of the Consultant; or

          (c) the mutual written consent of each of the Company and the Consultant to terminate this Agreement.

     3. Duties. The Consultant shall, and shall be available to, provide advice, counsel and assistance with respect to such executive, technical and administrative matters as shall be from time to time mutually agreed upon by the Company and the Consultant.

     4. Compensation. In exchange for the Consultant's agreements and covenants provided herein (including the Covenant Not to Compete provided in Section 6 below), the Company shall pay the Consultant as follows:

          (a) During the Term, the Company shall pay the Consultant semi-monthly a consulting fee in the amount equal to Six Thousand Five Hundred Thirty Seven Dollars and No/100 ($6,537.00).

          (b) During the Term, the Company shall pay for long-term care insurance for the Consultant and his spouse, such insurance to have terms, conditions and deductibles substantially similar to those that the Company provided to the Consultant and his spouse during the year ended December 31, 2004.

          (c) The Consultant shall be entitled to reimbursement of all reasonable business expenses incurred by him in the performance of his services under this Agreement, subject to submitting the appropriate receipts in accordance with the Company's policy and applicable Internal Revenue Service Regulations to ensure the deductibility thereof by the Company.

      5. Deferred Compensation. The Company acknowledges that as of the date hereof the Consultant is entitled to certain deferred compensation from the Company as a result of the Consultant's previous services as an employee of the Company. Each of the Company and the Consultant hereby agree that in exchange for the Company entering into and satisfying its obligations pursuant to the promissory note in the initial aggregate principal amount of $158,788.95, in the form attached hereto as Exhibit A (the "Promissory Note"), all of the Consultant's rights or entitlements to any deferred compensation or similar deferred arrangement otherwise payable from the Company to the Consultant based on the Consultant's prior services rendered to the Company as an employee will be automatically and forever discharged. The Consultant hereby acknowledges and agrees that the Company is entering into the Promissory Note in exchange for the Consultant relinquishing any and all rights he has or may have to receive deferred compensation from the Company, whether or not accrued or vested as of the date hereof.

      6.  Covenant Not to Compete.

          (a) During the period beginning on January 1, 2005 and ending on the date that is two (2) years after the expiration of the Term, the Consultant shall not (i) compete, directly or indirectly, with the Company or
(ii) interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between the Company and any customer, client, supplier, consultant or employee of the Company, including, without limitation, employing or being an investor (representing more than a 5% equity interest) in, or officer, director or consultant to, any person or entity that employs any former key or technical employee whose employment with the Company was terminated after the date that is one (1) year prior to the expiration of the Term hereunder. An activity competitive with the Company shall mean the performance of services (whether as an employee, officer, consultant, director, partner or sole proprietor), anywhere in the world, for any person or entity that directly or indirectly competes with the Company or any of its products or services in any line of business in which the Company engages or in which the Company's operating plan or budget contemplates as of the expiration of the Term.

          (b) It is the desire and intent of the parties hereto that the provisions of this Section 6 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of this
Section 6 shall be adjudicated to be invalid or unenforceable, this Section 6 shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this Section 6 in the particular jurisdiction in which such adjudication is made.

      7. Disclosure of Information. The Consultant recognizes and acknowledges that the Company's trade secrets and proprietary information and processes, as they may exist from time to time, are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the Consultant's duties hereunder. The Consultant shall not, during or after the Term of this Agreement, disclose, in whole or in part, such secrets, information or processes to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall the Consultant make use of any such property for his own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances during or after the Term of this Agreement; provided, however, that after the Term of this Agreement these restrictions shall not apply to such secrets, information and processes that are then in the public domain (provided that the Consultant was not responsible, directly or indirectly, for such secrets, information or processes entering the public domain without the Company's written consent). The Consultant agrees to hold as the Company's property, all memoranda, books, papers, letters, formulas and other data, and all copies thereof and therefrom, in any way relating to the Company's business and affairs or any of its products or services, whether made by him or otherwise coming into his possession, and automatically upon the expiration of the Term, or any time upon demand of the Company, to promptly deliver the same to the Company.

      8. Inventions. The Consultant hereby sells, transfers and assigns to the Company or to any person or entity designated by the Company, all of the entire right, title and interest of the Consultant in and to all inventions, ideas, disclosures and improvements, whether patented or unpatented, and copyrightable material, made or conceived by the Consultant, solely or jointly, or in whole or in part, during or before the Term hereof. The Consultant shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details and data pertaining to the aforementioned inventions, ideas, disclosures and improvements; and, whether during the Term hereof or thereafter, the Consultant shall execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Consultant to permit the Company or any person or entity designated by the Company to file and prosecute the patent applications and, as to copyrightable material, to obtain copyrights thereon. Any invention by the Consultant within one (1) year following the expiration of the Term hereof shall be deemed to fall within the provisions of this Section 8 unless proved by the Consultant to have been first conceived and made following such expiration.

      9.  Independent Contractor Status.

          (a) The Consultant's relationship with the Company shall be as an independent contractor and not as an employee, joint venturer, partner or otherwise. No amounts will be withheld from the payments to be made to the Consultant for purposes of the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act or any other federal, state or local income tax withholding laws. The Consultant shall be solely responsible for the payment of all income and self-employment taxes, and any other taxes, on the amounts paid to the Consultant pursuant to the terms of this Agreement.

          (b) Except as expressly provided in Section 4(b) above, the Consultant shall not be entitled to participate in any employee welfare or benefit plans of the Company.

          (c) Except as expressly provided herein, the Company and the Consultant shall have no power to obligate or bind the other in any manner whatsoever.

      10. Remedies. If the Consultant breaches the provisions of Sections 6, 7 or 8 of this Agreement, the Company shall be entitled to (i) an injunction restraining the Consultant from such breach and (ii) immediately cease making all future payments otherwise required pursuant to Section 4 above. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach.

      11. Indemnification. The Consultant shall indemnify and hold harmless the Company and its officers, directors and affiliates from and against any and all losses, claims, damages, judgments, assessments, costs and other liabilities, and will reimburse any such person for all fees and expenses, including, but not limited to, reasonable attorneys' fees, as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation, arising out of or in connection with the breach by the Consultant of any of the provisions of this Agreement.

      12. Miscellaneous.

          (a) Governing Law. This Agreement shall be subject to and governed by the laws of the State of Utah without regard to conflicts of laws principles.

          (b) Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

          (c) Assignment. Neither party shall have the right to assign any rights or obligations under this Agreement without the prior written approval of the other party.

          (d) Severability. If any provision, paragraph or subparagraph of this Agreement is adjudged by any court of competent jurisdiction to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of this Agreement, including any other provision, paragraph or subparagraph. Each provision, paragraph and subparagraph of this Agreement is separable from every other provision, paragraph and subparagraph, and constitutes a separate and distinct covenant.

          (e) Experts. The parties to this Agreement have had an opportunity to consult and engage their own respective independent counsel and experts, including, without limitation, legal and tax counsel, in negotiating and drafting the terms of this Agreement. The provisions of this Agreement shall not be construed against one party because such party was responsible for the drafting of such provision.

          (f) Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by registered or certified mail to the Consultant at 526 E. Quail Rd., Orem, Utah 84057 or to the Company at 406 West 10600 South, Suite 610, Salt Lake City, Utah 84095,
Attention: Chief Executive Officer (with a copy, which shall not constitute notice, to Thomas R. Taylor, Esq., Holme Roberts & Owen LLP, 299 South Main Street, Suite 1800, Salt Lake City, Utah 84111) .

          (g) Waiver of Breach. A waiver by the Company or the Consultant of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.

          (h) Counterparts. This Agreement may be executed by facsimile and may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page follows]
      IN WITNESS WHEREOF, the parties have executed this Consulting Agreement effective as of the date first written above.

                                 THE COMPANY
                                 -----------

                                 English Language Learning and Instruction
                                 System, Inc., a Delaware corporation

                                 By: /s/ Rohit Patel
                                 Name: Rohit Patel
                                 Title: Chief Executive Officer

                                 THE CONSULTANT
                                 --------------

                                 By: /s/ Frank Otto
                                 Name:  Dr. Frank Otto

                            Exhibit A
                         Promissory Note